UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Seagate Technology
Holdings Public Limited Company
_____________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Vote Virtually at the Meeting* October 25, 2025 5:00 PM Singapore Standard Time Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V78809-P36582 SEAGATE TECHNOLOGY HOLDINGS PLC 10 EARLSFORT TERRACE DUBLIN 2, D02 T380, IRELAND SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY 2025 Annual General Meeting Vote by October 24, 2025 11:59 AM ET (11:59 PM Singapore Standard Time) Notice of Annual General Meeting of Shareholders and Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 25, 2025. YOU ARE RECEIVING THIS COMMUNICATION BECAUSE YOU HELD SHARES IN SEAGATE TECHNOLOGY HOLDINGS PLC AS OF CLOSE OF BUSINESS ON AUGUST 27, 2025. You have the right to vote on proposals being presented at the Annual General Meeting. This is not a ballot or proxy card. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Get informed before you vote View the Notice, Proxy Statement, Form 10-K and Irish Statutory Financial Statements online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 11, 2025 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor or broker. Virtually at: www.virtualshareholdermeeting.com/STX2025 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V78810-P36582 Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Mark W. Adams For 1b. Shankar Arumugavelu For 1c. Prat S. Bhatt For 1d. Michael R. Cannon For 1e. Richard L. Clemmer For 1f. Yolanda L. Conyers For 1g. Jay L. Geldmacher For 1h. Dylan G. Haggart For 1i. William D. Mosley For 1j. Thomas A. Szlosek For 1k. Stephanie Tilenius For 2. Approve, in an Advisory, Non-binding Vote, the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”). For 3. Approve a Non-binding Ratification of the Appointment of Ernst & Young LLP as the Independent Auditors for the Fiscal Year Ending July 3, 2026 and Binding Authorization of the Audit and Finance Committee to Set Auditors’ Remuneration. For 4. Approve the Amended and Restated Employee Stock Purchase Plan. For 5. Approve the Amended and Restated 2022 Equity Incentive Plan. For 6. Grant the Board Authority to Allot and Issue Shares. For 7. Grant the Board Authority to Opt-out of Statutory Pre-emption Rights. For 8. Determine the Price Range for the Re-allotment of Treasury Shares. For In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting. The proxy card when properly executed will be voted as directed therein for the undersigned shareholder. Where the proxy card is properly executed and returned and no such direction is made, the proxy will be voted FOR the proposals. You can instruct your proxy not to vote on a resolution by inserting an “x” in the box under “Abstain”. Please note that an abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for and against a resolution. It will however be counted towards the determination of a quorum at the Annual General Meeting.